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3RD QUARTER REPORT -- September 30, 1999


                           SKYLINE SMALL CAP
                              VALUE PLUS



  SKYLINE SPECIAL EQUITIES PORTFOLIO
  SKYLINE SMALL CAP VALUE PLUS
  SKYLINE SMALL CAP CONTRARIAN



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LETTER from Kenneth S. Kailin, Portfolio Manager:(1)  September 30, 1999
--------------------------------------------------------------------------------
 Dear Shareholder:
      The Fund experienced a challenging operating environment during the third quarter, as deteriorating investor confidence led to negative stock market returns. While small company stock returns were similar to large company stock returns, growth stocks significantly outperformed value stocks in the quarter. Specifically, the Fund fell 8.97% in the third quarter while the Russell 2000 Index declined 6.32%.
      The performance difference stems mainly from our value-oriented investment approach. The stock market struggled in the third quarter with both the Russell 2000 Index and S&P 500 Index showing losses in excess of 6%.
 Market breadth was particularly poor with the vast majority of stocks posting declines. Market weakness in the third quarter can be largely attributed to the Federal Reserve Board raising interest rates. Also, many cyclical stocks that rallied in the June quarter failed to hold their gains when company fundamentals proved to be less robust than expected.
      In terms of investment styles, growth stock investing performed much better than value-oriented investing. Growth stock managers benefited from strong performance in the technology sector, one of only two sectors in the Russell 2000 Index to post a gain for the quarter. At the same time, value-oriented managers were hurt by the decline in cyclical and financial stocks, sectors in which they tend to invest.
      Small company stocks with inexpensive valuation characteristics performed poorly during the third quarter. The market became increasingly focused on companies with rapid growth characteristics, with little regard for the prices being paid. The negative bias toward value-oriented stocks is the primary culprit behind the Fund's recent weak results.
      A number of stocks were impacted by fears that future profit growth expectations might not be as strong as originally thought. These concerns typically related to company comments that the business environment was still healthy but not as robust as earlier in the year. This caused some stock prices to fall significantly more than logic would seem to suggest. Typically, stocks that carry low valuations, like those owned by the Fund, tend to hold up well on slight disappointments. However, recently this has not been true due to the intense focus by investors on rapid stock price momentum and not on valuation levels.
      While large company stocks have enjoyed a period of healthy returns over the last several years, small company stocks, particularly those with a value-orientation, have been in a severe bear market. Virtually no disappointment seems to be tolerated by investors focused so intently on short-term gains. Despite a good economic outlook, and most companies in the Fund reporting record profit levels, returns have been disappointing.
      We continue to find exciting new investment opportunities by seeking out companies with attractive valuation levels and strong profit growth outlooks. This is our investment style both for the long- and short-term. Presently, the environment is fertile for finding such companies. Therefore, we continue to improve the Fund by selling stocks when weak fundamentals develop and replacing them with companies demonstrating good growth trends. The Fund is well diversified by industry, with healthy exposure to almost every major sector.
      Small company value stocks are extremely attractive by almost all measures, however, their performance continues to lag. Most investors are convinced, as are we, that there will be a tremendously positive cycle for small company value stocks in the reasonable future. We believe the Fund is very well structured for such a change and that common sense will once again prevail.

                                                  [KENNETH S. KAILIN SIGNATURE]

PORTFOLIO Characteristics(1)

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
                           SMALL CAP
                           VALUE PLUS       RUSSELL 2000           S&P 500
 P/E RATIO (MEDIAN)           16.6              20.8                23.8
 PRICE/BOOK                   2.59              2.31                4.88
 PRICE/SALES                  0.74              1.16                2.08
------------------------------------------------------------------------------
 EPS GROWTH--5 YRS           15.7%              13.8%               14.8%
  (HISTORICAL)
 EPS GROWTH--1 YR            20.1%              21.9%               19.7%
  (FORECASTED)
------------------------------------------------------------------------------
 MARKET CAP $ WGHTD.      $740 million      $710 million        $65 billion
  MED.
 PORTFOLIO VALUE          $73 million       $833 billion       $10,547 billion
 NUMBER OF HOLDINGS            54               1,938                500
------------------------------------------------------------------------------
 TICKER SYMBOL:              SPEQX      INITIAL INVESTMENT:        $1,000
 CUSIP #:                  830833406    SUBSEQUENT                  $100
                                        INVESTMENT:
 NET ASSET VALUE (PER        $11.16
  SHARE):

- PERFORMANCE (%)(1)
------------------------------------------------------------------------

                             3Q
                            1999    YTD    1 yr.  3 yrs.  5 yrs.
 SMALL CAP VALUE PLUS       -8.97   -5.26   2.50   7.14   10.42
 RUSSELL 2000               -6.32    2.37  19.07   8.70   12.38
 S&P 500                    -6.17    5.29  27.73  25.17   25.11

- SECTOR Weightings (as of September 30, 1999)
-----------------------------------------------------------------

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Consumer
Discretionary 20.5%
Consumer
Staples 4.8%
Energy 3.5%
Financial
Services 16.4%
Health
Care 11.7%
Materials
&
Processing 3.6%
Producer
Durables 12.3%
Technology 18.1%
Cash 3.5%
Autos
&
Transportation 5.6%

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
                                                                             Calendar Years
                                Since        -------------------------------------------------------------------------------
                             Inception(2)       1998        1997        1996        1995        1994             1993(2)
 SMALL CAP VALUE PLUS               9.73        -6.7        26.2        26.6        21.0        -1.5                    10.1
 RUSSELL 2000                      11.33        -2.6        22.4        16.5        28.4        -1.8                    13.8
 S&P 500                           19.87        28.8        33.4        23.3        37.5         1.3                    10.0

- SECTOR Performance(1) (as of September 30, 1999)
--------------------------------------------------------------------------------

                      3Q 1999                                                 YTD 1999
---------------------------------------------------      ---------------------------------------------------
                                SMALL CAP   RUSSELL                                      SMALL CAP   RUSSELL
                                VALUE PLUS   2000                                        VALUE PLUS   2000

ENERGY                              8.7%       4.2%      ENERGY                             46.7%      39.8%
---------------------------------------------------      ---------------------------------------------------
TECHNOLOGY                         -1.1        3.6       TECHNOLOGY                         13.6       22.2
---------------------------------------------------      ---------------------------------------------------
CONSUMER DISCRETIONARY             -6.1      -10.8       CONSUMER DISCRETIONARY              3.7       -1.4
---------------------------------------------------      ---------------------------------------------------
HEALTH CARE                        -6.1       -4.7       CONSUMER STAPLES                   -5.5      -15.9
---------------------------------------------------      ---------------------------------------------------
CONSUMER STAPLES                  -11.1       -6.8       HEALTH CARE                       -10.5       -5.5
---------------------------------------------------      ---------------------------------------------------
FINANCIAL SERVICES                -13.0       -9.5       FINANCIAL SERVICES                -18.7       -5.3
---------------------------------------------------      ---------------------------------------------------
PRODUCER DURABLES                 -13.7       -3.3       MATERIALS & PROCESSING            -20.5       -7.0
---------------------------------------------------      ---------------------------------------------------
AUTOS & TRANSPORTATION            -13.8      -14.3       PRODUCER DURABLES                 -20.7        7.0
---------------------------------------------------      ---------------------------------------------------
MATERIALS & PROCESSING            -35.8      -12.2       AUTOS & TRANSPORTATION            -25.7       -6.3
---------------------------------------------------      ---------------------------------------------------
UTILITIES                          N/A*       -0.1       UTILITIES                          N/A*       20.8
---------------------------------------------------      ---------------------------------------------------
OTHER                              N/A*      -11.9       OTHER                              N/A*      -13.6
---------------------------------------------------      ---------------------------------------------------

* Not Applicable

- STOCK Highlights(3)
---------------------------------------------

 AMERISOURCE HEALTH CORPORATION (AAS)
AmeriSource is one of the nation's leading wholesale distributors of pharmaceutical products, serving health care facilities as well as independent and chain drugstores. AAS benefits from a growing pharmaceutical industry that is driven by the aging of America, increasing pharmaceutical usage, and drug price inflation. AAS should be able to grow faster than the industry by gaining market share as the company enters new geographic territories. Moreover, AAS generates one of the best financial returns in the industry, as management is highly focused on profitability. Despite all of these positive factors that we believe will continue to drive strong earnings growth for at least the next several years, AAS trades at a significant discount to the market and its growth rate.

 C&D TECHNOLOGIES, INC. (CHP)
C&D Technologies is an 80 year-old manufacturer of specialty batteries that has been invigorated by the increasing importance of technology in our lives combined with the decreasing reliability of our electric service. Today, infrastructure for cellular, cable television, telephone and computer systems all require significant back-up power supplies which are powered by CHP's batteries. CHP is increasing its manufacturing capacity to meet the surging demand from its customers. In addition, CHP has two small underperforming businesses: forklift batteries and power supply manufacturing which management appears to be improving. CHP is a classic overlooked stock with limited Wall Street coverage. CHP should enjoy robust earnings per share growth over the next few years and is trading at a discount to the market.

- TOP Ten Holdings(3)

                                                                    % OF NET
                                                                     ASSETS
-----------------------------------------------------------------------------------

 SYMANTEC CORP.
  Personal computer software                                          3.0%

 HEIDRICK & STRUGGLES INT'L, INC.
  Executive recruiting                                                2.9%

 UNITED STATIONERS INC.
  Office products distributor                                         2.6%

 DEL MONTE FOODS CO.
  Canned foods                                                        2.6%

 COVENANT TRANSPORT, INC.
  Specialty truckload carrier                                         2.5%

 APPLIED POWER INC.
  Industrial products manufacturer                                    2.5%

 GILDAN ACTIVEWEAR INC.
  Shirt manufacturer                                                  2.4%

 BELDEN INC.
  Wire & cable manufacturer                                           2.4%

 CACI INTERNATIONAL INC.
  Technology services provider                                        2.3%

 PENTAIR, INC.
  Diversified manufacturer                                            2.2%

 TOP TEN HOLDINGS                                                    25.4%

(1) The performance for the one, three, and five years ended September 30, 1999, and for the period February 9, 1993 (inception) through September 30, 1999, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.

For 24-hour account information CALL: 1.800.828.2SKY
                   (1.800.828.2759)

To speak with a Skyline Funds Representative during normal business hours CALL: 1.800.828.2SKY and press 0 when prompted.

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                             311 South Wacker Drive
                                   Suite 4500
                            Chicago, Illinois 60606